EXHIBIT 99.2


                           CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Crestar Financial Corporation

         We consent to incorporation by reference in the Form 8-K/A amendment of current report of Crestar Financial Corporation of our report dated February 3, 1995, relating to the consolidated statements of financial condition of Loyola Capital Corporation and Subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1994. Our report refers to a change in accounting for income taxes.


                                                     /s/ KPMG Peat Marwick LLP


Richmond, Virginia
March 14, 1996